UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 14, 2026

Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2026, Cable One, Inc. (the “Company”) announced that the Company’s Board of Directors (the “Board”) has appointed Heather McCallion to serve as the Company’s Chief Operating Officer effective as of her hire date, which is expected to be on or around August 24, 2026 (such date, the “Commencement Date”).

Ms. McCallion, age 51, most recently served as Chief Experience Officer of WideOpenWest, Inc. since January 2026 and was an independent telecommunications consultant from August 2025 to January 2026. Previously, she was a Vice President of Cogeco Inc. from July 2013 through July 2025 where she served in various strategic operations roles at Breezeline (formerly Atlantic Broadband) with responsibility for general management, business transformation, products and programming and content acquisition. Ms. McCallion has over 25 years of telecommunications and media experience. She began her career at Starz where she spent three years, followed by 10 years at NBCUniversal, Inc. where she served in various sales, content distribution and product strategy roles.

There are no family relationships, as defined in Item 401(d) of Regulation S-K, between Ms. McCallion and any of the Company’s directors or executive officers, or persons nominated or chosen to become a director or an executive officer. There is no arrangement or understanding between Ms. McCallion and any other person pursuant to which she was selected as the Company’s Chief Operating Officer. Ms. McCallion does not have any direct or indirect material interest in any transaction or proposed transaction required to be disclosed under Item 404(a) of Regulation S-K.

In connection with Ms. McCallion’s appointment as Chief Operating Officer, the Company entered into an offer letter with her, dated July 22, 2026 (the “Offer Letter”) and effective as of the Commencement Date, which provides Ms. McCallion with the following compensation and benefits, as approved by the Compensation and Talent Management Committee of the Board: (i) an annual base salary of $475,000; (ii) an annual target bonus equal to 90% of her annual base salary, pro-rated based on five months of participation in the Company’s 2026 annual executive bonus plan and to be paid at no less than the target performance level for 2026; (iii) a one-time grant of equity-based awards having an aggregate grant date fair market value of approximately $1,000,000, granted in the form of cash-settled phantom service-based restricted stock units, which grant date shall be September 1, 2026 if the Commencement Date occurs before such date, subject to service-based two-year proportional vesting; and (iv) beginning January 1, 2027, eligibility for annual equity-based award grants in accordance with the Company’s executive compensation program as described in the Offer Letter and determined by the Compensation and Talent Management Committee of the Board.

The foregoing is a summary of certain material terms of the Offer Letter and is qualified in its entirety by reference to the full text of the Offer Letter, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify forward-looking statements by the words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “objective,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “target,” “trend,” “will,” “would” or the negative version of these words or other comparable words. Any statements regarding the expected commencement date of the Chief Operating Officer and any other statements that are not historical facts are forward-looking statements. Such forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include, but are not limited to, the factors described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2025 and the Company’s other filings with the Securities and Exchange Commission, and uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially from those expressed or implied in any forward-looking statement. Each forward-looking statement contained herein speaks only as of the date of this current report, and the Company undertakes no obligation to update or revise any forward-looking statements whether as a result of new information, future developments or otherwise, except as required by law.

Item 7.01.          Regulation FD Disclosure.

On August 14, 2026, the Company issued a press release announcing the matters described under Item 5.02 above. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto and incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 as well as in Exhibit 99.1 hereto is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.          Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Offer Letter dated July 22, 2026

99.1	Press Release issued by Cable One, Inc. dated August 14, 2026

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Christopher J. Arntzen
	Name:	Christopher J. Arntzen
	Title:	Chief Legal Officer and Secretary

Date: August 14, 2026